Confidential portions of this document have been omitted and filed separately with the Securities and Exchange Commission

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.

                  WORKERS' COMPENSATION AND EMPLOYERS LIABILITY
                        QUOTA SHARE REINSURANCE AGREEMENT
                                    P-102/97
                  (hereinafter referred to as the "Agreement")

                                     between

                         PINNACLE ASSURANCE CORPORATION
                       AMCOMP PREFERRED INSURANCE COMPANY
                       THOMAS JEFFERSON INSURANCE COMPANY
                            AMCOMP ASSURANCE COMPANY
                            North Palm Beach, Florida

        and other insurance companies owned, managed, or affiliated with
                             AmComp Insurance Group

                   (hereinafter referred to as the "Company")

                                       and

                      THE SUBSCRIBING REINSURERS SPECIFIED
                    IN THE INTERESTS AND LIABILITIES CONTRACT
                       TO WHICH THIS AGREEMENT IS ATTACHED

                  (hereinafter referred to as the "Reinsurers")



                                    Article I

Business Covered

The Company obliges itself to cede and the Reinsurers oblige themselves to accept proportional Loss and Loss Adjustment Expense as described in Article VIII and proportional premium as described in Article IX in respect of Policies issued by or through Florida Administrative Services and/or Pinnacle Administrators, Inc during the Term of this Agreement and classified by the Company as Workers' Compensation and Employers' Liability insurance.

                                   Article II

Term

A. This Agreement shall be effective at 12:01 A.M. Eastern Daylight Time on October 1, 1997 in respect of Policies then in force as well as new and renewal Policies accepted thereafter and shall remain in force until canceled.

B. The Company or the Reinsurers may cancel this Agreement by giving the other party ninety (90) days prior written notice by registered mail to be effective December 31, 1998 or any December 31 thereafter. The
         Company shall continue to underwrite and accept new and renewal Policies during the period between notice and effective date of termination.

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.

C. In the event of termination of this Agreement, at the Company's option:

         1. Run-off termination. The Reinsurers shall remain liable in respect of all Policies then in force at the effective date of termination until the termination or next anniversary of such Policies, whichever occurs first, following the effective date of termination, provided that the run-off period will not exceed twelve (12) months from the effective date of termination plus odd time, if any, not to exceed eighteen (18) months in all; or

         2. Cut-off termination. The Company shall relieve the Reinsurers of all liability hereunder for Losses and Loss Adjustment Expenses arising from an Occurrence subsequent to the effective date of termination. If the Company elects cut-off termination, the Reinsurers shall refund to the Company the unearned premium applicable to the unexpired liability on Policies in force minus the commission allowed by the Reinsurers.

D. Article II-B notwithstanding, either party to this Agreement shall have the right to cancel this Agreement immediately by giving written notice to the other parry by registered mail in the event that the other party:

         1. Suffers a reduction of policyholder surplus of 50% or greater within any Treaty Year, or

         2. Is declared insolvent, put in liquidation, or restricted as to underwriting by any competent regulatory authority or court of competent jurisdiction.

Termination pursuant to Article II-D does not alter the Company's or its successor's rights under Article II-C.

                                   Article III

Territory

This Agreement applies within the territorial limits of the Company's policies.

                                   Article IV

Exclusions

This Agreement excludes:

A. All business not classified by the Company as Workers' Compensation and/or Employer's Liability.

B. Loss or Damage occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law or confiscation by order of any government or public authority, as excluded under a standard form of policy containing a standard War Exclusion Clause.

C.       Radioactive contamination arising from nuclear incidents.

D. All business derived from any state-sponsored or mandated Pool, Association, including Joint Underwriting Associations, Syndicates, Exchange, Plan or other facility directly as a member, subscriber or participant, or indirectly by way of reinsurance.

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.


E.       Fiduciary   Liability  arising  from  the  Employee  Retirement  Income
         Security Act of 1974 (ERISA), or amendments thereto when written as such;

F. Assumed Treaty Reinsurance, except with respect to business assumed from insurers managed by AmCorp or its subsidiaries.

                                    Article V

Full Reinsurance Clause

A. All amounts ceded hereunder shall be subject to the same gross rates and to the same conditions and modifications of the Company's policies, and the Reinsurers shall pay losses as may be paid thereon and shall follow the settlements of the Company subject to the limits, terms, and conditions of this Agreement.

B. The Reinsurers shall in every case to which this Agreement applies follow the fortunes of the Company.

                                   Article VI

Other Reinsurance

A. The Company shall deduct (1) [text omitted pursuant to confidential treatment request] for limits and/or exposures exceeding five hundred thousand dollars ($500,000) each and every occurrence plus (2) actual premiums paid for facultative reinsurance, if any, which inures to the benefit of this Agreement. The Company may not deduct premiums paid for facultative reinsurance for limits exceeding five hundred thousand dollars ($500,000).

B. The Company may at its own expense purchase underlying excess reinsurance (on a funded basis, an indemnity basis, or any combination thereof) in respect of its Net Retained Liability and/or the Loss Corridor described in Article VIII, recoveries under which will be ignored for the purposes of determining is Net Retained Liability.

                                   Article VII

Definitions

"Gross Ceded Premium" means Gross Subject Unearned Premium plus Gross Subject Written Premium.

"Gross Net Earned Premium" means Gross Net Unearned Premium at the beginning of an accounting period plus Gross Net Written Premium during the accounting period minus Gross Net Unearned Premium at the end of an accounting period.

"Gross Net Unearned Premium" means Gross Subject Unearned Premium minus deductions allowed pursuant to Article VI.

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.

"Gross Net Written Premium" means Gross Subject Written Premium minus deductions allowed pursuant to Article VI.

"Gross Subject Earned Premium" means Gross Subject Unearned Premium at the beginning of a Treaty Year plus Gross Subject Written Premium during a Treaty Year. In the event of cut-off termination, there will be a deduction of Gross Subject Unearned Premium returned by the Reinsurers to the Company.

"Gross Subject Unearned Premium" means the reserve for unexpired liability established in the Company's statutory balance sheets.

"Gross Subject Written Premium" means gross premium accounted as written by the Company in respect of business ceded hereunder, plus or minus premiums arising from audit adjustments or retrospective rating adjustments, minus cancellations, return premiums.

"Loss" means payments and reserves established by the Company as a result of claims under its Policies.

"Loss Adjustment Expense" means all costs and expenses allocable to specific claims that are incurred by the Company in the adjustment, evaluation, investigation, defense, litigation, settlement, and/or appeal of specific claims, including (a) courts costs and costs of supersedes and appeal bonds, (b) interest accrued after award or judgment and prejudgment interest awarded against the insured, and (c) legal expenses and costs incurred by the Company in connection with coverage questions and legal actions connected thereto. Loss Adjustment Expenses do not include salaries and expenses of Company officers and staff adjusters [text omitted pursuant to confidential treatment request].

"Loss Ratio" means ceded Loss and Loss Adjustment Expense divided by ceded Gross Subject Earned Premium.

"Net Retained Liability" means Loss and Loss Adjustment Expense retained by the Company after deduction of specific excess reinsurance and salvage and subrogation recoveries, provided that the Company's Net Retained Liability shall for the purposes of this Agreement be deemed not to exceed the amount displayed in Article VI-A (1) each and every Occurrence.

"Occurrence" means each and every event or series of events that gives rise to a loss payable under the Company's policies.

"Policy"  means  contracts  of  insurance  or  reinsurance   including   without
limitation oral and written binders pursuant to the terms and conditions of which the Company is obliged to pay Losses and/or Loss Adjustment Expense.

"Policy dividends" mean dividends declared and paid by the Company during the term of each Treaty Year of this Agreement, which Policy dividends also arise from the Gross Net Earned Premium allocated to each such Treaty Year of this Agreement.

"Treaty Year" means the period from inception through the first date of termination and, thereafter, each calendar year.

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.

                                  Article VIII

Retention and Cession

A. Retention. The Company shall retain sixty-five per cent (65.0%) of Losses and Loss Adjustment Expense of its Net Retained Liability up to but not exceeding five hundred thousand dollars ($500,000) each and every occurrence plus one hundred per cent (100.0%) of Losses and Loss Adjustment Expense greater than five hundred thousand dollars ($500,000) each and every occurrence.

B. Loss Corridor. In addition, if the ceded Loss Ratio for any Treaty Year exceeds sixty-five percent (65.0%), the Company will retain Losses and Loss Adjustment Expense for which the Reinsurers would otherwise be liable (but for this Loss Corridor provision) equal to five per cent (5.0%) of Gross Net Earned Premium.

C. Cession. The Company will cede and the Reinsurers will accept thirty-five per cent (35.0%) of Losses and Loss Adjustment Expense of the Company's net retained liability up to but not exceeding five hundred thousand dollars ($500,000) each and every occurrence, subject to the Loss Corridor provision contained in Article VIII-B

D. Policy Dividends. The Reinsurers will reimburse the Company for their proportional share of Policy Dividends as further defined in Article VII.

E. Adjustment. On or after April 1, 1998 at the start of any calendar quarter, the Company may adjust its Retention and Cession on a run-off or cut-off basis, provided that (a) the Retention must be not greater than seventy-five per cent (75.0%) or less than sixty per cent (60.0%); and (b) the Company may adjust the Retention only once during each Treaty Year.

                                   Article IX

Premium and Commission

A. Subject to adjustment as displayed in Article VIII-E, the Company shall cede thirty-five percent (35.0%) of its Gross Net Unearned Premium at the inception of this Agreement plus thirty-five per cent (35.0%) of its Gross Net Written Premium in respect of new and renewal Policies accepted during the Term of this Agreement.

B. The Reinsurers shall allow the Company to deduct a ceding commission of thirty-five per cent (35.0%) [text omitted pursuant to confidential treatment request].

                                    Article X

Accounts and Settlements

A. Quarterly within sixty (60) days of the end of each calendar quarter, the Company will submit accounts in accordance with Schedule X-A annexed hereto.

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.

B. Simultaneously with its submission of accounts, the Company will remit any balance it owes the Reinsurers.

C. The Reinsurers shall remit any balance it owes the Company within thirty (30) days of its receipt of the Company's quarterly account.

D. Quarterly within seventy-five (75) days of the end of each calendar quarter, the Company and the Reinsurers shall exchange statutory financial statements filed with their respective state regulatory authorities.

                                   Article XI

Offset

Each party hereto shall have, and may exercise at any time and from time to time, the right to offset any balances, whether on account of premiums or on account of losses or otherwise, due from such party to the other party hereto under this Agreement and may offset the same against any balance or balances due or to become due to the former from the latter under the same Agreement between them; and the party asserting the right of offset shall have and may exercise such right whether the balance or balances due or to become due to such party from the other are on account of premiums or on account of losses or otherwise and regardless of the capacity, whether as Company or as Reinsurers, in which each party acted under this Agreement, provided, however, that in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with relevant statutes.

                                   Article XII

Reserves

(This Article applies to Reinsurers: (a) which do not qualify for credit by any state or any other governmental authority having jurisdiction over the Company's affairs; or (b) whose rating by A.M. Best drops below "A".)

A. As regards all business coming within the scope of this Agreement, the Reinsurers agree that, if the Company so requests, the Reinsurers shall fund its share of the Company's ceded unearned premium and outstanding loss and loss adjustment expense reserves including incurred but not reported loss reserves by:

         1. Clean, unconditional and irrevocable Letter of Credit issued by any bank acceptable to the state or other governmental authority having jurisdiction in this matter, and/or

         2. Acceptable escrow accounts for the benefit of the Company, and/or

         3. Cash advances, if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with any insurance regulatory authorities.

B. With regard to funding in whole or in part by Letter of Credit, it is agreed that each such Letter of Credit will be issued for a term of not less than one year and will include a so-called "evergreen" clause which automatically extends the term for at least one additional year at each expiration date unless thirty (30) days prior to any expiration date, the issuing bank notifies the Company by certified mail it elects not to consider the Letter of Credit renewed or extended for any additional period.

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.


C. The Company and the Reinsurers further agree, notwithstanding anything to the contrary in this Agreement, that said Letter of Credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurers, but only for one or more of the following purposes:

                  1. To reimburse itself for the Reinsure sharers of the unearned premium paid under this Agreement, and/or

                  2. To reimburse itself for the Reinsurers' share of the unearned premium returned or returnable to insureds upon cancellation of Policies covered under this Agreement, and/or

                  3. To pay the Reinsurers' share or to reimburse the Company for the Reinsurers' share of any liability for loss reinsured by This Agreement, which is due to the Company and has not been otherwise paid by the Reinsurers, and/or

                  4. To make refund to the Reinsurers of any sum which is in excess of the actual amounts required to pay the Reinsurers' obligations under 1, 2, and 3 above.

D. The bank issuing the Letter of Credit shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to see that withdrawals are made only upon the order of properly authorized representatives of the Company.

E. At annual intervals or more frequently as determined by the Company, but never more frequently than quarterly, the Company shall prepare a specific statement, for the sole purpose of amending the Letter of Credit, and/or the escrow accounts and/or the Reinsurers' cash advances, of the Reinsurers' share of any obligations. If the statement shows that the Reinsurers' share of obligations exceeds the balance of funding as of the statement date, the Reinsurers shall, within thirty
         (30) days after receipt of notice of such excess, secure delivery to the Company of an amendment of the Letter of Credit increasing the amount of credit by the amount of such difference and/or increase the balances of the escrow accounts and/or make additional cash advances to eliminate the difference. If, however, the statement shows that the Reinsurers' share of obligations is less than the balance of funding as of the statement date, the Company shall, within thirty (30) days after receipt of written request from the Reinsurers, release such excess funding by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available and/or returning excess amounts from escrow accounts and/or cash advances.

F. The rights and obligations of the Company and the Reinsurers, as set forth in this Article, shall not be diminished in any manner whatsoever by the insolvency of any party hereto.

                                  Article XIII

Currency

All of the provisions of this Agreement involving dollar amounts are expressed in terms of United States dollars and all premium and loss payments hereunder shall be made in United States dollars.

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.

                                   Article XIV

Access to Records

The Company shall place at the disposal of the Reinsurers at all reasonable times, and the Reinsurers shall have the right to inspect, through its authorized representatives, all books, records, or papers of the Company in connection with any reinsurance hereunder, or claims in connection herewith.

                                   Article XV

Errors and Omissions

Any inadvertent neglect, delay, omission or error shall not be held to relieve the Reinsurers from any liability which would attach to it hereunder if such neglect, delay, omission or error had not been made, provided the Company rectifies such neglect, delay, omission, or error upon discovery.

                                   Article XVI

Arbitration

As a condition precedent to any right of action hereunder, any dispute arising out of this Agreement, whether arising before or after termination, shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire, meeting in North Palm Beach, FL unless otherwise agreed.

The members of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies. Each party shall appoint its arbitrator, and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within four weeks after being requested to do so by the claimant, the latter shall also appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within four weeks after their nominations, each of them shall name three, of whom the other shall decline two, and the decision shall be made by drawing lots.

The claimant shall submit its initial brief within 20 days from appointment of the umpire. The respondent shall submit its brief within 20 days thereafter, and the claimant may submit a reply brief within 10 days after filing of the respondent's brief.

The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross-examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction thereof.

If more than one Reinsurer is involved in the same dispute, all such Reinsurers shall constitute and act as one party for purposes of this clause, and communications shall be made by the Company to each of the Reinsurers constituting the one party, provided that nothing therein shall impair the rights of such Reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the Reinsurers under the terms of this Agreement from several to joint.

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.

Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceedings shall be allocated by the board.

It is agreed that the jurisdiction of the arbitrators to make or render any decision or award shall be limited by the limit of liability, expressly hereinbefore set forth, and that the arbitrators shall have no jurisdiction to make any decision or render any award exceeding such expressly stated limit of liability of the Reinsurers.

                                  Article XVII

Service of Suit

(This Clause is only applicable to unauthorized Reinsurers, or to the Reinsurers who are domiciled outside the United States of America.)

It is agreed that in the event of the failure of the Reinsurers to pay any amount claimed to be due hereunder, the Reinsurers, at the request of the Company, will submit to the jurisdiction of any Florida State Court and will comply with all requirements necessary to give such Court jurisdiction, and all matters arising hereunder shall be determined in accordance with the law of the state of Florida and practice of such Court. Nothing in this Clause constitutes or should be understood to constitute a waiver of the Reinsures' rights to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any State in the United States.

It is further agreed that service of process in such suit may be upon Harris, Kukaey, Helgesen, P.A., or anm agreed-upon attorney, and that in any suit instituted, the Reinsurers will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

The above named are authorized and directed to accept service of process on behalf of the Reinsurers in any such suit and/or upon the request of the Company to give a written undertaking to the Company that they will enter a general appearance upon the Reinsurers' behalf in the event such a suit shall be instituted.

Further, pursuant to any statute of any State, Territory or District of the United States which makes provision therefor, the Reinsurers hereby designates the Superintendent, Commissioner or the Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as his true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement, and hereby designates the above-named as the firm to whom the said officer is authorized to mail such process or a true copy thereof.

                                  Article XVIII

Insolvency

In the event of the insolvency of the Company, the reinsurance shall be payable directly to the Company, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurers of the pendency of any claim against the Company indicating the policy or bond reinsured, which claim would involve a possible liability on the part of the Reinsurers, within a reasonable time after such claim

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.

is filed in the conservation or liquidation proceeding or in the receivership and that during the pendency of such claim, the Reinsurers may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurers shall be chargeable, subject to the approval of the court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurers.

Where two or more Reinsurers are involved in the same claim and a majority in interest elect to interpose defense of such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Company.

It is further understood and agreed that, in the event of the insolvency of the Company, the reinsurance under this Agreement shall be payable directly by the Reinsurers to the Company or to its liquidator, receiver, conservator or statutory successor, except as provided by the applicable reinsurance regulation or except (a) where the Agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Company or (b) where the Reinsurers with the consent of the direct insured or insureds has assumed such policy obligations of the Company as direct obligations of the Reinsurers to the payees under such policies and in substitution for the obligations of the Company to such payees.

                                   Article XIX

Insolvency Funds Exclusion

This Agreement excludes all liability of the Company arising, by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of any insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

                                   Article XX
Intermediary

Jardine Sayer & Company, Inc., P.O. Box 6400, Lawrenceville, New Jersey 08648-0400, is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurers through Jardine Sayer & Company, Inc., P.O. Box 6400, Lawrenceville, New Jersey 08648-0400. Payments made by the Company to the Intermediary shall constitute payment to the Reinsurers to the extent of such payments. Payments made by the Reinsurers to the Intermediary shall only constitute payment to the Company to the extent that such payments are actually received by the Company.

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.

                                  Schedule X-A

Quarterly account statement

--------------------------------------------------------------------------------
1. Gross Subject Unearned Premium at inception          per statutory statement
                                                        of Company
--------------------------------------------------------------------------------
2. Excess limits and inuring reinsurance deduction      per Article VI
--------------------------------------------------------------------------------
3. Gross Net Unearned Premium at inception              (1) - (2)
--------------------------------------------------------------------------------
4. Gross Subject Written Premium
--------------------------------------------------------------------------------
5. Excess limits and inuring reinsurance deduction      per Article VI
--------------------------------------------------------------------------------
6. Gross Net Written Premium                            (4) - (5)
--------------------------------------------------------------------------------
7. Gross Net Ceded Premium                              [(3) + (6)] x 0.35
--------------------------------------------------------------------------------
8. Ceding Commission                                    Per Article IX-B
--------------------------------------------------------------------------------
9. Net ceded premium                                    (7) - (8)
--------------------------------------------------------------------------------
10.Paid Losses and Loss Adjustment Expenses
--------------------------------------------------------------------------------
11.Policy dividends
--------------------------------------------------------------------------------
12.Net balance                                          (9) - (10) - (11)
--------------------------------------------------------------------------------


Memo items

--------------------------------------------------------------------------------
1.       Gross Subject Unearned Premium end of period
--------------------------------------------------------------------------------
2.       Outstanding Case Loss Reserves
--------------------------------------------------------------------------------
3.       Outstanding Case Loss Adjustment Expense Reserve
--------------------------------------------------------------------------------
4.       Bulk and IBNR Reserves
--------------------------------------------------------------------------------


Large claims list

--------------------------------------------------------------------------------
List of claims with reported ultimate loss greater than one hundred thousand dollars ($100,000)
--------------------------------------------------------------------------------

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.

                       INTERESTS AND LIABILITIES CONTRACT

                                     To the

                  WORKERS' COMPENSATION AND EMPLOYERS LIABILITY
                        QUOTA SHARE REINSURANCE AGREEMENT
                                    P-102/97
                  (hereinafter referred to as the "Agreement")

                                     between

                         PINNACLE ASSURANCE CORPORATION
                       AMCOMP PREFERRED INSURANCE COMPANY
                       THOMAS JEFFERSON INSURANCE COMPANY
                            AMCOMP ASSURANCE COMPANY
                            North Palm Beach, Florida

        and other insurance companies owned, managed, or affiliated with
                             AmComp Insurance Group
                   (hereinafter referred to as the "Company")

                                       and

                           EVEREST REINSURANCE COMPANY
            (hereinafter referred to as the "Subscribing Reinsurer")



It is hereby mutually agreed that the Subscribing Reinsurer shall have a 60.00% participation in the Interests and Liabilities of the Reinsurers as set forth in the Agreement attached hereto.

Such participation shall be several and not joint with the participation of other Subscribing Reinsurers, and the Subscribing Reinsurer shall under no circumstances participate in the Interests and Liabilities of the other Reinsurers in said Instrument.

The Contract shall attach 12:01 A.M. Eastern Daylight Time on October 1, 1997 and is subject to the provisions contained in the attached Agreement.

The Agreement to which this Contract is attached, and therefore the interests and liabilities of the Subscribing Reinsurer therein, may be changed, altered and amended as the parties may agree; provided such change, alteration and amendment is evidenced by endorsement to this Contract executed by the Company and the Subscribing Reinsurer.

                                                                          1 of 2

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be signed in duplicate by their duly authorized representatives.

Signed in North Palm Beach, Florida,

This 2nd day of June, 1998.

ATTEST:                                     PINNACLE Assurance CORPORATION
                                            AMCOMP PREFERRED INSURANCE COMPANY
                                            THOMAS JEFFERSON INSURANCE COMPANY
/s/ Mary V. Baldo                           AMCOMP ASSURANCE COMPANY
---------------------------
                                            By:/s/ Don Johnson
                                               ---------------------------------

                                            Title:CFO
                                                  ------------------------------

                                            Reference:__________________________

And signed in Calabasas, California,

This 22nd day of May, 1998.

ATTEST:                                     EVEREST REINSURANCE COMPANY


                                            By:/s/ Illegible
                                               ---------------------------------

                                            Title: /s/ Illegible
                                                  ------------------------------

                                            Reference:RA 4555
                                                  ------------------------------


                                                                          2 of 2

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.

                       INTERESTS AND LIABILITIES CONTRACT

                                     To the

                  WORKERS' COMPENSATION AND EMPLOYERS LIABILITY
                        QUOTA SHARE REINSURANCE AGREEMENT
                                    P-102/97
                  (hereinafter referred to as the "Agreement")

                                     between

                         PINNACLE ASSURANCE CORPORATION
                       AMCOMP PREFERRED INSURANCE COMPANY
                       THOMAS JEFFERSON INSURANCE COMPANY
                            AMCOMP ASSURANCE COMPANY
                            North Palm Beach, Florida

        and other insurance companies owned, managed, or affiliated with
                             AmComp Insurance Group
                   (hereinafter referred to as the "Company")

                                       and

                           EVEREST REINSURANCE COMPANY
            (hereinafter referred to as the "Subscribing Reinsurer")



It is hereby mutually agreed that the Subscribing Reinsurer shall have a 40.00% participation in the Interests and Liabilities of the Reinsurers as set forth in the Agreement attached hereto.

Such participation shall be several and not joint with the participation of other Subscribing Reinsurers, and the Subscribing Reinsurer shall under no circumstances participate in the Interests and Liabilities of the other Reinsurers in said Instrument.

The Contract shall attach 12:01 A.M. Eastern Daylight Time on October 1, 1997 and is subject to the provisions contained in the attached Agreement.

The Agreement to which this Contract is attached, and therefore the interests and liabilities of the Subscribing Reinsurer therein, may be changed, altered and amended as the parties may agree; provided such change, alteration and amendment is evidenced by endorsement to this Contract executed by the Company and the Subscribing Reinsurer.

                                                                          1 of 2

                                     [Logo]
                                  JARDINE SAYER
                                 & Company, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be signed in duplicate by their duly authorized representatives.

Signed in North Palm Beach, Florida,

This 16th day of June, 1998.

ATTEST:                                     PINNACLE Assurance CORPORATION
                                            AMCOMP PREFERRED INSURANCE COMPANY
                                            THOMAS JEFFERSON INSURANCE COMPANY
/s/ Illegible                               AMCOMP ASSURANCE COMPANY
---------------------------
                                            By:/s/ Don Johnson
                                               ---------------------------------

                                            Title:CFO
                                                  ------------------------------

                                            Reference:__________________________

And signed in Calabasas, California,

This 16th day of June, 1998.

ATTEST:                                     UNDERWRITERS REINSURANCE COMPANY


/s/ Illegible                               By:/s/ Illegible
-----------------------------                  ---------------------------------

                                            Title: Senior Vice President
                                                  ------------------------------

                                            Reference: 80591178367
                                                  ------------------------------


                                                                          2 of 2